Exhibit 99.1

CSFB 2009 Global Steel and Mining Conference September 23, 2009 Gregory H. Boyce Chairman and Chief Executive Officer Peabody Energy NYSE: BTU

Statement on Forward-Looking Information Some of the following information contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, and is intended to come within the safe-harbor protection provided by those sections. Our forward-looking statements are based on numerous assumptions that the company believes are reasonable, but they are open to a wide range of uncertainties and business risks that may cause actual results to differ materially from expectations as of July 21, 2009. These factors are difficult to accurately predict and may be beyond the company's control. The company does not undertake to update its forward-looking statements. Factors that could affect the company's results include, but are not limited to: the duration and severity of the global economic downturn and disruptions in the financial markets; ability to renew sales contracts; reductions and/or deferrals of purchases by major customers; credit and performance risks associated with customers, suppliers, trading and banks and other financial counterparties; transportation availability, performance and costs; availability, timing of delivery and costs of key supplies, capital equipment or commodities such as diesel fuel, steel, explosives and tires; geologic, equipment and operational risks inherent to mining; impact of weather on demand, production and transportation; replacement of coal reserves; price volatility and demand, particularly in higher-margin products and in our trading and brokerage businesses; performance of contractors, third-party coal suppliers or major suppliers of mining equipment or supplies; negotiation of labor contracts, employee relations and workforce availability; availability and costs of credit, surety bonds, letters of credit, and insurance; changes in postretirement benefit and pension obligations and funding requirements; availability and access to capital markets on reasonable terms to fund growth and acquisitions; effects of acquisitions or divestitures; legislative and regulatory developments, including mercury and carbon dioxide-related limitations; the outcome of pending or future litigation; demand for coal in the United States and international power generation and steel production markets; availability and costs of competing energy resources; risks associated with our Btu Conversion or generation development initiatives; global currency exchange and interest rate fluctuation; wars and acts of terrorism or sabotage; political risks, including expropriation; and other risks detailed in the company's reports filed with the Securities and Exchange Commission (SEC). The use of "Peabody," "the company," and "our" relate to Peabody, its subsidiaries and majority-owned affiliates. EBITDA or Adjusted EBITDA is defined as income from continuing operations before deducting net interest expense, income taxes, asset retirement obligation expense, and depreciation, depletion and amortization. EBITDA, which is not calculated identically by all companies, is not a substitute for operating income, net income and cash flow as determined in accordance with United States generally accepted accounting principles. Management uses EBITDA as a key measure of operating performance and also believes it is a useful indicator of its ability to meet debt service and capital expenditure requirements. 7/21/09

Peabody Energy: The Only Global Pure-Play Coal Investment Best access to fastest-growing global markets Major planned expansion of Australia-based met and thermal coal production Highly contracted U.S. position Unmatched size, global trading platform and portfolio diversification BTU Investment Appeals 3

Compound Annual Growth Rate Coal: The World's Fastest Growing Fuel Six Successive Years Change in Global Energy Consumption Source: BP Statistical Review of World Energy, June 2009. Coal Hydro Natural Gas Oil Nuclear 2002-2008 37 20 19 9 1 37% 2002 - 2008 Change 20% 9% 19% 1% Coal Natural Gas Oil Hydro 0.2% 1.4% 3.0% 3.1% 5.4% Nuclear

Coal Demand Will Continue To Outpace Other Fuel Sources 2006 2025 Coal 3053 4719 Million Tonnes of Oil Equivalent Source: International Energy Agency, World Energy Outlook 2008. Global Coal Demand Global Coal Use Estimated to Grow 55% by 2025

Source: World Energy Outlook 2008, International Energy Agency; Energy Information Administration Forecasts. Asia Represents More Than 85% of 3 Billion Ton Long-Term Global Demand Growth Growth in Coal Demand (Tons in Millions) Through 2030 +560 +1,930 +250 +50 +90 +160 Countries Served and Sourced by Peabody Growth 2006 - 2030

Asia-Pacific Region: Leading Economic Recovery and Global Coal Demand

2003 2004 2005 2006 2007 2008 2009 Spot 2012 27 45 53 52 56 125 70 70.3 93.09 Newcastle Thermal Coal Source: Third party broker data. Pricing as of September 16, 2009 2003 2004 2005 2006 2007 2008 2009 Spot 2010+ 47 58 125 115 98 300 129 165 High-Quality Hard Coking Coal 2009 Benchmark Pricing 2nd Highest; Current Spot Higher than Benchmark ? ? Per Tonne Pacific Met and Thermal Coal Markets Rebase at Higher Levels

2003 2004 2005 2006 2007 2008 YTD Aug 2009 Imports -83.124 -67.963 -45.548 -24.988 -2.087 -4.449 59.027 China Leading the Pacific Market Recovery YTD imports up 157%, exports down 56% 59 MT net importer YTD; 140+ million tonne shift since 2003 Limited domestic met supply Opportunistic buyers Dramatic Shift to Net Imports Since 2003 Source: International Energy Agency, World Energy Outlook 2008; industry reports. China Net Coal Imports

India Likely to be World's Fastest Growing Coal Importer Source: International Energy Agency, World Energy Outlook 2008; industry reports and Peabody analysis. Up to 200 MTPA importer within five years Coal generation up 7.4% YTD 54% of plants <7 days of inventories Targeting 13 GW of new coal-based plants per year 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Met 16 18 22 22 23 25 Thermal 9 11 19 23 29 33 61 80 105 136 168 193 Forecast Range 10 15 20 25 32 53 India Coal Imports

Global Seaborne Demand: ~300 MTPA of Growth by 2014 Source: Barlow Jonker; Peabody analysis. 100+ MTPA of new seaborne coal demand from generation under construction Pacific demand growth ~75% of total demand increases India to dominate growth in global coal imports China a solid 50+ MTPA net importer from 2008 levels India China Japan South Korea Other Pacific Atlantic 132 45 29 24 30 70 Growth in Seaborne Imports 2009 - 2014 (Tonnes in Millions) Five-Year CAGR of 7.5%

30 - 40 Other Vietnam Canada China South Africa U.S. South America Russia Indonesia Australia Metallurgical 0 27 3.5 0 38.6 0 10 0 130 Thermal 20 6 42 64 35.4 75 72 180 126 2008 Total Exports Global Seaborne Supply: Expected to Lag Demand Growth Source: Barlow Jonker; Peabody analysis. Tonnes in millions. Excludes land-based exports, except U.S. Metallurgical Thermal U.S. South Africa South America Russia Australia Indonesia Canada China Vietnam Australia comprises 50% of seaborne supply growth China exports to continue to decline Seaborne markets expected to be up to 100 MTPA short of coal 5-Year Expectation Australia Remains Key Global Seaborne Supplier 100 - 130 2009 - 2014 Growth 20 - 30 20 - 25 20 - 25 10 - 20 5 - 10 (0 - 10) 5 - 10 (5 - 15) Other 205 - 265

U.S. Markets: Long-Term Fundamentals Favor Powder River and Illinois Basins

Prompt Month 2010 2011 2012 2013 69.25 80 95.3 104.47 110.02 Prompt Month 2010 2011 2012 2013 7 8.84 11.03 12.34 0 Prompt Month 2010 2011 2012 2013 3.76 5.898 6.785 6.997 7.104 Market Contangos, Underinvestment Suggest Sharp Rebound API 2 $110 $69 Source: Third party broker data. Natural gas futures based on Henry Hub. Pricing as of September 16, 2009. Natural Gas PRB 8800 $7 $12 $4 59% 76% 89% $7 Per Ton

Who Will Supply the U.S. Market? PRB, ILB Dominate U.S. Supply Growth PRB Advantage Low end of cost curve Primary source for new plants Asia export potential ILB Advantage Lower cost than NAPP and CAPP Major source for new plants European export market PRB ILB NAPP Other CAPP 2009 57 25 12 3 -36 U.S. Production Change 2009 - 2014 50-60 20-30 10-15 0-5 (30-40) Source: Industry reports and Peabody analysis. Tons in Millions

More U.S. Production Reductions Coming? Dollar per ton values FOB mine. Source: Industry reports and Peabody analysis. ~100 Million Tons of CAPP Uneconomic at 2010 Prices CAPP Thermal Supply Curve Breakeven 0 25 0 50 75 100 125 142 2009 Cash Production Cost Per Ton

29 Units in U.S. Under Construction Requiring ~70 MTPA of Coal Includes units under construction and newly completed for 2009. PRB, ILB to Serve Nearly 2/3 of New Coal-Based Generation The 1,600 MW Prairie State Energy Campus under construction in Southern Illinois; startup in 2011 Coal-Fueled Plants Under Construction

Low-Carbon Future: Development and Deployment of Clean Coal Technologies Key

Coal Recognized as Low-Cost, Low-Carbon Option European Union Costs of achieving climate goals would be 40% higher without carbon capture and storage International Energy Agency Without CCS, cost to meet climate goal is $1.3 trillion more by 2050 71% higher than if coal with CCS is included Carnegie Mellon Study: Coal with CCS 15% to 50% Below Nuclear, Wind or Natural Gas with CCS $ $

Carbon Capture and Storage Projects Accelerating Around the World Current CO2 Capture Projects Gasification Synfuels Plant Major Pilot Plants (Post-Combustion) CO2 Separation from Natural Gas for CCS Food-grade CO2/Carbonation of Brine/ Urea (Post-Combustion) Current CO2 Storage Demonstration Projects ECBM Projects EOR Projects Gas Production Fields Saline Aquifer Statoil's Sleipner, Norway Schwarze Pumpe, Germany Great Plains Synfuels Plant, USA AEP's Mountaineer Plant, USA Source: International Energy Agency Greenhouse Gas R&D Programme; National Mining Association, 2009. Planned GreenGen, China Peabody is equity partner

Peabody: The Only Global Pure-Play Coal Investment; Best Access to Fastest-Growing Global Markets

Peabody Well Positioned in the U.S. Market 2008 2008 Position Sales Reserves Wyoming PRB #1 147 3,199 Midwest #1 31 3,652 Colorado #1 9 203 Southwest #2 14 1,011 Sold out for 2009, 90% priced for 2010 Largest producer and reserve holder in the PRB and ILB PRB and ILB will serve more than 80% of U.S. demand growth through 2013 Peabody a low-cost producer in each operating region North Antelope Rochelle 2008's most productive U.S. mine Short tons in millions. Peabody Energy Operations Dominion Terminal Associates

23 Location and Cost Advantage Over Other Seaborne Supply Peabody Competitively Positioned to Serve Growth Markets of Asia Optimal location to serve Asian demand Premium met and thermal coal products Lower cost seaborne supply Significant organic growth potential Expanding export capability Burton North Goonyella Eaglefield Millennium Metropolitan Dalrymple Bay Abbot Point Port Kembla Queensland New South Wales Conarco Exploration Area Wilkie Creek Brisbane Wilpinjong North Wambo Wambo Chain Valley NCIG Newcastle Met Coal Mine Thermal Coal Mine Port Gladstone

Peabody Has Significant Leverage to Strong Seaborne Markets Targeting ~15% Growth in 2010 Australian Sales (Short Tons in Millions) * All domestic thermal volumes priced under long-term contracts. Unpriced volumes as of July 21, 2009. Actual results may differ from forecast. Statement on forward-looking information detailed on slide 2.

2004 2005 2006 2007 2008 2009 2010 5-Yr Forward Domestic Thermal 0 0 0.6 3.3 5.1 6 6.5 8 Seaborne Thermal 1.5 2.5 3.6 9.5 10.6 9.5 12 16 Seaborne Met 4.6 5.8 6.6 8.7 8.16 6 7 13.5 1.5 2.5 2.5 6.0 - 6.5 11.0 - 12.5 6.0 - 8.0 5.5 - 6.5 9.0 - 10.0 5.5 - 6.5 8.0 - 8.5 15.0 - 17.0 12.0 - 15.0 20.0 - 23.0 23.0 - 27.0 35.0 - 40.0+ Substantial Export Growth Over Next Five Years Peabody's Australian Exports Have Potential to Double in Five Years Up to 130% Up to 70% 2009+ Growth Tons in Millions

Australia 5-Year Project Pipeline Peabody's Australian Growth Projects Target Exports Growth in BTU Australia Platform Export Met S/UG MTPA Quality Denham Development S 3 - 5 Premium HQHCC Burton Extension S 2 - 3 HQHCC / HCC Metropolitan Expansion UG 1 HCC Millennium Expansion S 2 - 3 Semi-Hard / PCI 8 - 12 Export Thermal Wambo Expansion S/UG 3 - 4 High Quality, Low Ash Wilpinjong Expansion S 2 - 3 Low Cost Complex 5 - 7 Short tons in millions. 'S' for surface, 'UG' for underground.

Operations Global Trading Offices Peabody Expanding Highly Successful Global Model The Power of the Global BTU Platform Ports Coal Flows 27 SINGAPORE

2003 2004 2005 2006 2007 2008 2009 / 2010 Domestic EBITDA 45.828 34.781 38.745 81.604 87.781 123.683 International EBITDA 0 6.258 4.313 11 28.819 95.217 St. Louis Newcastle London Beijing SINGAPORE Peabody's Global Expansion Drives Higher Trading & Brokerage Results 2003 2004 2005 2006 2007 2008 Domestic EBITDA 422 490 696.4 911 968.6 1847 Trading & Brokerage EBITDA Total EBITDA U.S. Non-U.S. $1,847 Peabody Trading & Brokerage Offices $219 In Millions 28

Peabody Uniquely Positioned for Success Within Coal Industry Broad global diversity Serving long-term growth in emerging nations Low exposure to geology, permitting, compliance issues in high-cost regions Global trading & brokerage activities Ample liquidity and access to capital Opportunistic acquisitions capability Leading global clean coal solutions 29

Recent Transactions Reveal BTU Undervalued Comps: ~$18 Billion for Australia & PRB Platform Alone? Peabody Australia Peabody PRB Peabody's Current Enterprise Value VALUATION GAP? Mongolia China Australia Growth Midwest SW & CO COALTRADE 30 Peabody Australia based on Yanzhou's Felix bid of $540 per ton of production; Peabody's PRB based on Arch's Jacobs Ranch bid of $2 per ton of reserves.

For Further Information: Christina Morrow Director Investor Relations 1.314.342.7651 Vic Svec Senior Vice President Investor Relations and Corporate Communications 1.314.342.7768